UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of report (Date of earliest event reported)
                                December 28, 2005

                             TEDA TRAVEL GROUP, INC.
________________________________________________________________________________
             (Exact name of registrant as specified in its charter)

        Delaware                         000-30264                11-3177042
________________________________________________________________________________
(State or Other Jurisdiction     (Commission File Number)   (I.R.S. Employer
of Incorporation)                                            Identification No.)

Suite 2102 Chinachem Century Tower, 178 Gloucester Road,          94065
                   Wanchai, Hong Kong
________________________________________________________________________________
       (Address of Principal Executive Offices)                 (Zip Code)

                                 (852) 2833-2186
               __________________________________________________
               Registrant's Telephone Number, Including Area Code

________________________________________________________________________________
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

________________________________________________________________________________

Item 5.02(d).  Departure  of  Directors  or  Principal  Officers;   Election  of
               Directors; Appointment of Principal Officers

On December 28, 2005, the Registrant's Board of Directors appointed Daniel Kuen Kwok So to the Company's Board of Directors. There is no agreement, written or otherwise between Mr. So and the Registrant related to Mr. So's election or participation as a member of the Registrant's Board of Directors, nor is there any other agreement between Mr. So, or any of his affiliated entities, and the Registrant, or any of its affiliated entities. Mr. So is not expected to serve on any committee at this time.

During the past 24 months, there have been no transactions or proposed transactions between Mr. So, or any of his affiliated entities, and Registrant, or any of its affiliated entities. In addition, during the past 24 months, neither Registrant, nor any of its affiliated entities, has paid Mr. So, or any of his affiliated entities, any remuneration for services.


                                   SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.


                                                   TEDA TRAVEL GROUP, INC.


Date: December 28, 2005                           By:  /s/ Godfrey Chin Tong Hui
                                                  ------------------------------
                                                   Godfrey Chin Tong Hui
                                                   Chief Executive Officer